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                                                                    EXHIBIT 10.2

                               Document is copied.
                               REFERRAL AGREEMENT
                     COMCHEK CASH FUND DISTRIBUTION SERVICE
                     --------------------------------------

     THIS AGREEMENT is made and entered into as of the 11th day of November, 1999, by and between Comdata Network, Inc. d/b/a Comdata Corporation, a Maryland corporation, by and through its Payment Services Division with its principal offices at 5301 Maryland Way, Brentwood, Tennessee 37027 ("Comdata") and Pinnacle Business Management with its principal offices at 2963 Gulf To Bay Blvd, Clearwater, FL 33759 ("Company").

                                   WITNESSETH:

     WHEREAS, Comdata has developed, offers and operates a funds distribution service (the "Service"), which may be used by companies to distribute wages or salaries to employees, expense reimbursement funds or such other funds to persons entitled to such funds as may be approved by Comdata, by means of the Comchek eCash Card (the "Card"), which has access to the CIRRUS ATM Network and the Maestro POS Debit Network (the "Networks"). The Cards are issued by First American National Bank ("Issuing Bank"), a Cirrus and Maestro Member; and

     NOW THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, Comdata and Company agree as follows:

1.   REFERRALS.  Comdata  hereby  grants  to  Company  the right to refer, and
     ----------
     Company hereby agrees to use reasonable efforts to refer, Prospective Customers to Comdata, subject to the terms and conditions o this Agreement. Company shall refer Prospective Customers to Comdata using Card applications bearing the identification number assigned to Company by Comdata, which applications shall be sole identification of the source of the Prospective Customers referred by Company to Comdata for purposes of determining whether Company is entitled to receive referral fees pursuant to Section 6.

2.   TRAINING.  Comdata  will  provide,  and  at least one employee of Company
     ---------
     must attend and complete, an initial training program relating to the Card and the methods, procedures, and requirements for referring Prospective Customers to Comdata prescribed by Comdata and Issuing Bank. Comdata, in its discretion, may provide additional training programs for attendance by employees of Company.


3.   MANUAL. During Comdata's initial training program, Comdata will deliver one
     ------
     (1) copy of a manual which sets forth the methods, procedures, and requirements for referring Prospective Customers to Comdata prescribed by Comdata and Issuing Bank ("Manual") to Company for use by its employees during the term of this Agreement. Comdata may amend the Manual to provide new and revised methods, procedures, and requirements for referring Prospective Customers to Comdata by delivery of such new pages, replacement pages, addenda, or revised copies to Company as Comdata shall determine to be appropriate. Company must refer Prospective Customers to Comdata in accordance with methods, procedures, and requirements set forth in the Manual.


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4.   PROMOTION.  Comdata will provide to Company brochures,  direct mail pieces,
     ---------
     customer agreement forms, and other similar materials pertaining to the Service and the Card for Company's distribution to Prospective Customers. Company must not advertise or promote the Service and Card other than by the distribution of such materials and by telephone conversations and personal meetings with the owners and employees of Prospective Customers.

5.   REFERRAL FEES. Company will be entitled to receive referral fees during the
     -------------
     term of this Agreement as set forth on Exhibit A, which is attached  hereto
                                            ---------
     and incorporated herein by this reference, except as otherwise provided herein. If Company terminates the term of this Agreement, Company shall not be entitled to receive such referral fees after the term of this Agreement. Payments of such referral fees will be made not later than the twenty (20) day of each month for the previous month's fees.

6.   CONFIDENTIAL INFORMATION.  All methods, procedures, requirements, and other
     ------------------------
     business and technical information disclosed to Company by Comdata during the term of this Agreement, whether in the Manual or otherwise, constitute confidential information of Comdata and are disclosed to Company in confidence. Company must hold such confidential information in strict confidence, take all reasonable precautions to prevent the same from reaching third persons, not disclose the same to third persons without Comdata's prior written approval, and make no other use of the same except to refer Prospective Customers to Comdata. Company acknowledges that the originals and all copies, whether made by Comdata or Company, of the Manual and all other writings and documents containing such confidential information are the personal property of Comdata and agrees to promptly return such originals and copies to Comdata upon the expiration or termination of the term of this Agreement.

7.   RELATIONSHIP  OF PARTIES.  Company must not represent or hold itself out as
     ------------------------
     an agent, legal representative, partner, subsidiary, joint venturer, or employee of Comdata or Issuing Bank. Company has no right or power to bind or obligate Comdata or Issuing Bank and must not bind or obligate Comdata or Issuing Bank in any way, manner, or thing whatsoever, nor represent that Company has any right to do so. Company must not use any trademark, service mark, trade name, or other commercial symbol of Comdata, Issuing Bank, or CIRRUS OR Maestro in any manner.


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8.   NETWORK RULES AND  REGULATIONS.  Comdata and Company each acknowledges that
     ------------------------------
     this Agreement is subject to and governed by the bylaws, rules, and regulations of the CIRRUS AND MAESTRO Networks ("Network Rules"). In case of any conflict between the Network Rules and this Agreement, the Network Rules will control, and this Agreement will be deemed amended to conform with the Network Rules.

9.   TERM OF AGREEMENT.  The term of this Agreement shall be for a period of one
     -----------------
     (1) year, commencing as of the date set forth above, unless terminated sooner as provided elsewhere in this Agreement.

10.  NON-ASSIGNMENT.  Company  must  not  assign,  transfer,  or  encumber  this
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     Agreement,  or any  right or  interest  herein or  hereunder,  or suffer or permit any such assignment, transfer, or encumbrance to occur by operation of law.

11.  TERMINATION. The term of this Agreement will terminate automatically if (a)
     -----------
     either party becomes insolvent, (b) the Networks prohibit Comdata from providing services related to the Card, (c) Issuing Bank ceases to be a Network Member, (d) the term of the Agreement between Comdata and Issuing Bank pertaining to the issue of Cards expires or terminates, or (e) the Networks prohibit this Agreement.

12.  NON-COMPETITION. During the term of this Agreement, Company must not engage
     ---------------
     in, or enter the employment of, or render services to any person, partnership, association, corporation, or other entity or enterprise engaged in, any funds distribution service featuring any cards which are competitive with the Card.

13.  ENTIRE  AGREEMENT.  This Agreement constitutes  the  entire  agreement  and
     -----------------
     understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, commitments, representations, and undertakings of the parties with respect to such subject matter.

14.  AUDITS AND  REVIEWS. Comdata and Issuing Bank, and their designees have the
     -------------------
     right to conduct procedural audits and reviews at any time to assure that Company is in compliance with this Agreement, the Manual, the Network Rules, and all applicable laws and regulations.

15.  WAIVERS.  The failure of Comdata to exercise  any right,  power,  or option
     -------
     give to it hereunder or to insist upon strict compliance with the terms hereof will not constitute a waiver of the terms and conditions of this Agreement with respect to any other subsequent breach thereof nor a waiver of its right at any time thereafter to require exact and strict compliance with all the terms and conditions hereof.

16.  APPLICABLE  LAW.  This  Agreement,  and the rights and  obligations  of the
     ---------------
     parties hereto, will be construed under and in accordance with the local laws of the State of Tennessee without reference to the choice of law rules of such state.

17.  NOTICES. Any notice required to be given hereunder must be given in writing
     --------
     by personal delivery, or by certified or registered mail, return receipt requested, directed to the party at its last know address.

18.  SEVERABILITY.  If any  provision of this  Agreement is declared  invalid or
     ------------
     inoperable by any court or other governmental authority of competent jurisdiction, such finding will not invalidate the remainder of this Agreement.

19.  MODIFICATION.  This Agreement cannot be modified except by a writing signed
     ------------
     by the parties.

20.  PARTIES  BOUND.  This Agreement will be binding on and inure to the benefit
     --------------
     of Comdata, including its successors and assigns.

   The parties hereunto have duly executed, sealed and delivered this Agreement, in duplicate, on the applicable day and year which appears below.


COMPANY                                       COMDATA  NETWORK,  INC.
        --------------------------

By:                                           By:
   -------------------------------               -----------------------------

Title:                                        Title:
      ----------------------------                  --------------------------


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                                    EXHIBIT A
                                  REFERRAL FEES
                                  -------------

The schedule for the referral fees to which the Company is entitled to receive is as follows:

The referral fee will begin 60 days from the first transaction date of each account. The referral fee will be paid to customer each month by check. The referral fee for each account will remain in place for a period of one year from the initial measurement date. The referral fee will be as follows:

APPLICATION                       GROSS  FEE           REFERRAL  FEE
-----------                       ----------           --------------
                                                       REBATE  AMOUNT
                                                       --------------
Load  Fee                         $     1.50           $          .25
Draft  Withdrawal                 $     1.50           $          .25
ATM  Withdrawal                   $     1.50           $          .25
ATM  Balance  Inquiry             $     1.50           $          .25
ATM  Transaction  Decline         $     1.50           $          .25
Maestro P.O.S. Debit Transaction  $     1.00           $          .10
Answer  Plus  Phone  Service      $     0.20/min.      $          .01


Customer  Initials:
                   --------------------
Date:
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